Exhibit 10.1

EXECUTION VERSION

IMPORTANT NOTE:

TAKING THIS DOCUMENT OR ANY CERTIFIED COPY HEREOF OR ANY OTHER DOCUMENT WHICH CONSTITUTES SUBSTITUTE DOCUMENTATION HEREOF, OR ANY DOCUMENT WHICH INCLUDES WRITTEN CONFIRMATIONS OR REFERENCES HERETO (THE “STAMP DUTY SENSITIVE DOCUMENTS”), INTO AUSTRIA, AS WELL AS PRINTING ANY E-MAIL OR FAX COMMUNICATION WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT IN AUSTRIA OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED AS WELL AS SENDING ANY E-MAIL OR FAX COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED TO OR FROM AN AUSTRIAN ADDRESSEE MAY CAUSE THE IMPOSITION OF AUSTRIAN STAMP DUTY. ACCORDINGLY, KEEP THE ORIGINAL DOCUMENT AND ALL CERTIFIED COPIES HEREOF AND ALL WRITTEN AND SIGNED REFERENCES HERETO OUTSIDE OF AUSTRIA AND AVOID (I) PRINTING ANY E-MAIL OR FAX COMMUNICATION WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT OR TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED IN AUSTRIA OR (II) SENDING ANY E-MAIL OR FAX COMMUNICATION CARRYING AN ELECTRONIC OR DIGITAL SIGNATURE TO WHICH A COPY, A PDF-SCAN OR ANY OTHER SCAN OF ANY STAMP DUTY SENSITIVE DOCUMENT IS ATTACHED OR WHICH REFERS TO ANY STAMP DUTY SENSITIVE DOCUMENT TO OR FROM AN AUSTRIAN ADDRESSEE. SEE ALSO SECTION 9.18 OF THE AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT, DATED AS OF APRIL 7, 2016, AND A MEMORANDUM FROM AUSTRIAN COUNSEL FOR THE GOODYEAR TIRE & RUBBER COMPANY WHICH IS AVAILABLE UPON REQUEST FROM THE ADMINISTRATIVE AGENT.

FIRST AMENDMENT dated as of July 13, 2018 (this “Amendment”), to the AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT dated as of April 7, 2016 (as heretofore amended, the “Pre-Amendment Credit Agreement”, and as amended by this Amendment, the “Amended Credit Agreement”), among THE GOODYEAR TIRE & RUBBER COMPANY, an Ohio corporation; the LENDERS party thereto; the ISSUING BANKS party thereto; and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and collateral agent (in such capacity, the “Collateral Agent”).

WHEREAS, the Borrower has requested an amendment to the Pre-Amendment Credit Agreement to acknowledge that, during the TireHub JV Period (as defined below), TireHub JV (as defined below) shall not constitute an Affiliate of the Borrower for purposes of any determination of Eligible Accounts Receivable under the Amended Credit Agreement or the other Credit Documents; and

WHEREAS, the Lenders party hereto, constituting the Majority Lenders, the Administrative Agent and the Collateral Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Pre-Amendment Credit Agreement be amended as provided herein, effective upon satisfaction of the conditions set forth in Section 4 hereof.

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein have the meanings specified in the Amended Credit Agreement.

SECTION 2. Amendment of the Pre-Amendment Credit Agreement. As of the Amendment Effective Date (as defined below), the Pre-Amendment Credit Agreement is hereby amended as follows:

(a)    The definition of “Affiliate” in Section 1.01 of the Pre-Amendment Credit Agreement shall be amended and restated in its entirety as follows:

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified; provided that, during the TireHub JV Period, TireHub JV shall not constitute an Affiliate of the Borrower or any other Grantor solely for purposes of any determination of Eligible Accounts Receivable.

(b)    The following new definitions shall be inserted in Section 1.01 of the Pre-Amendment Credit Agreement in proper alphabetical order:

“Benefit Plan” means any of (a) an “employee benefit plan” (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (b) a “plan” as defined in Section 4975 of the Code to which Section 4975 of the Code applies or (c) any Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”.

“First Amendment Effective Date” means July 13, 2018.

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“PTE” means a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time.

“TireHub JV” means TireHub, LLC, a Delaware limited liability company and joint venture entity established by the Borrower and Bridgestone Americas Tire Operations, LLC (or an Affiliate thereof).

“TireHub JV Governance Documents” means (a) the Certificate of Formation of TireHub JV filed with the Secretary of State of the State of Delaware on October 26, 2017, (b) the Amended and Restated Limited Liability Company Agreement of TireHub JV dated as of July 1, 2018, (c) the Transaction Agreement dated as of April 16, 2018, among the Borrower, TireHub JV and the other parties party thereto, and (d) all other similar documents, instruments or certificates of or relating to the organization, governance or management of TireHub JV.

“TireHub JV Period” means the period commencing on the date of consummation of the TireHub JV Transaction (July 1, 2018) and ending on the date on which any TireHub JV Governance Document as in effect on the First Amendment Effective Date is amended or otherwise modified in a manner that would, in the Administrative Agent’s or the Majority Lenders’ reasonable discretion, affect the Control of TireHub JV in a manner materially adverse to the rights or interests of the Secured Parties under the Credit Documents.

“TireHub JV Transaction” means the establishment of a joint venture between the Borrower and Bridgestone Americas Tire Operations, LLC (or an Affiliate thereof) in which the Borrower and Bridgestone Americas Tire Operations, LLC (or such Affiliate) will each own 50% of the issued and outstanding membership interests of TireHub JV.

(c)    Section 2.11 of the Pre-Amendment Credit Agreement shall be amended as follows:

(i) Redesignating clauses (a) and (b) as clauses (i) and (ii) respectively, and sub-clauses (i) and (ii) as sub-clauses (A) and (B) respectively;

(ii) Inserting “(a)” immediately after the section heading and immediately prior to “If prior to the commencement [...]”; and

(iii) Inserting the following as new clause (b) at the end of Section 2.11:

“(b) If at any time the Administrative Agent determines (which determination shall be conclusive absent manifest error) that (i) the circumstances set forth in clause (a)(i) of this Section have arisen and

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such circumstances are unlikely to be temporary or (ii) the circumstances set forth in clause (a)(i) have not arisen but the supervisor for the administrator of the Screen Rate or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the Screen Rate shall no longer be used for determining interest rates for loans, then the Administrative Agent and the Borrower shall endeavor to establish an alternate rate of interest to that based on the Screen Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for syndicated loans in the United States at such time, and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes as the Administrative Agent and the Borrower may determine to be appropriate (but for the avoidance of doubt, such related changes shall not include a reduction of the Applicable Rate). Notwithstanding anything to the contrary in Section 9.02, such amendment shall become effective without any further action or consent of any other party to this Agreement (other than the actions and consent of the Administrative Agent and the Borrower as described in the immediately preceding sentence) so long as the Administrative Agent shall not have received, within five Business Days of the date notice of such alternate rate of interest is provided to the Lenders, a written notice from the Majority Lenders stating that such Majority Lenders object in good faith to such amendment. Until an alternate rate of interest shall be determined in accordance with this paragraph (b) (but, in the case of the circumstances described in clause (ii) of the first sentence of this Section 2.11(b), only to the extent the Screen Rate (including the Interpolated Screen Rate) for such Interest Period is not available or published at such time on a current basis), clauses (A) and (B) of paragraph (a) of this Section shall be applicable. Notwithstanding the foregoing, if any alternate rate of interest established pursuant to this paragraph (b) shall be less than zero, such rate shall be deemed to be zero for all purposes of this Agreement.”

(d)    The following shall be inserted at the end of Article VIII of the Pre-Amendment Credit Agreement:

Each Lender represents and warrants, as of the date such Person became a Lender party hereto, to, and covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Agents and the Arrangers and their respective affiliates, and not, for the avoidance of doubt, to or for the benefit of the Borrower, that at least one of the following is and will be true:

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(i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA) of one or more Benefit Plans in connection with the Loans or the Commitments,

(ii) the transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement,

(iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or

(iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent, in its sole discretion, and such Lender.

The Agents and the Arrangers hereby inform the Lenders that each such Person is not undertaking to provide impartial investment advice, or to give advice in a fiduciary capacity, in connection with the transactions contemplated hereby, and that such Person has a financial interest in the transactions contemplated hereby in that such Person or an affiliate thereof (i) may receive interest or other payments with respect to the Loans, the Commitments and this Agreement, (ii) may recognize a gain if it extended the Loans or the Commitments for an amount less than the amount being paid for an interest in the Loans or the Commitments by such Lender or (iii) may receive fees or other payments in connection with the transactions contemplated hereby or otherwise, including structuring fees, commitment fees, arrangement fees, facility fees, upfront fees, underwriting fees, ticking fees, agency fees, administrative agent or collateral agent fees, utilization fees, minimum usage fees, letter of credit fees, fronting fees, deal-away or alternate transaction fees, amendment fees, processing

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fees, term out premiums, banker’s acceptance fees, breakage or other early termination fees or fees similar to the foregoing.

SECTION 3. Representations and Warranties. The Borrower represents and warrants to the Administrative Agent and each of the Lenders that:

(a)    This Amendment has been duly authorized, executed and delivered by the Borrower, and this Amendment and the Amended Credit Agreement each constitute a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    The representations and warranties of the Borrower set forth herein, and the representations and warranties of the Borrower set forth in Article III of the Amended Credit Agreement (including the representation in Section 3.03(a)(iii) thereof) are true and correct in all respects material to the rights or interests of the Lenders under the Credit Documents on and as of the Amendment Effective Date, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they are true and correct in all such respects on and as of such earlier date.

(c)    On and as of the Amendment Effective Date, at the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

SECTION 4. Conditions Precedent to Effectiveness. This Amendment shall become effective as of the date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(a)    The Administrative Agent (or its counsel) shall have received from the Borrower, the Administrative Agent and Lenders constituting the Majority Lenders either (i) a counterpart of this Amendment signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include a telecopy or other electronic transmission of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment.

(b)    The Administrative Agent (or its counsel) shall have received a certificate signed by a Financial Officer certifying as to the matters referred to in Sections 3(b) and 3(c) hereof.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders or the Agents under the Pre-Amendment Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit

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Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Pre-Amendment Credit Agreement or any other Credit Document in similar or different circumstances.

(b)    On and after the Amendment Effective Date, (i) each reference in the Pre-Amendment Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import shall be deemed to be a reference to the Amended Credit Agreement, and (ii) each reference to the “Credit Agreement”, “First Lien Credit Agreement” and “First Lien Agreement” in any other Credit Document, shall, unless the context otherwise requires, be deemed to be a reference to the Amended Credit Agreement. This Amendment shall constitute a “Credit Document” for all purposes of the Amended Credit Agreement and the other Credit Documents.

SECTION 6. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

SECTION 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment may be delivered by facsimile or other electronic transmission of the signature pages hereof.

SECTION 8. Headings. The section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first above written.

THE GOODYEAR TIRE & RUBBER COMPANY, as Borrower,

by
/s/ Peter R. Rapin
Name: Peter R. Rapin
Title: Vice President, Tax and Treasurer

[Signature Page to First Amendment (First Lien Credit Agreement)]

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent and as Collateral Agent,

by
/s/ Robert P. Kellas
Name: Robert P. Kellas
Title: Executive Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

BANK OF AMERICA, N.A.:

by
/s/ Karla M. Ruppert
Name: Karla M. Ruppert
Title: Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

BARCLAYS BANK PLC:

by
/s/ Jake Lam
Name: Jake Lam
Title: Assistant Vice President

[Signature Page to First Amendment (First Lien Credit Agreement]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

BMO HARRIS BANK N.A.:

by
/s/ Kara Goodwin
Name: Kara Goodwin
Title: Managing Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: BNP PARIBAS

by
/s/ Guelay Mese
Name: Guelay Mese
Title: Director

For any institution requiring a second signature line:

by
/s/ Michael Remhild
Name: Michael Remhild
Title: Managing Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

CAPITAL ONE N.A.:

by
/s/ Richard O’Neill
Name: Richard O’Neill
Title: Managing Director

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

CITIBANK, N.A., AS LENDER

by
/s/ Allister Chan
Name: Allister Chan
Title: Vice President

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

COMMERZBANK AG, NEW YORK BRANCH:

by
/s/ Michael Ravelo
Name: Michael Ravelo
Title: Managing Director

For any institution requiring a second signature line:

by
/s/ Anne Culver
Name: Anne Culver
Title: Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK:

by
/s/ Jill Wong
Name: Jill Wong
Title: Director

For any institution requiring a second signature line:

by
/s/ Gary Herzog
Name: Gary Herzog
Title: Managing Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

DEUTSCHE BANK AG NEW YORK BRANCH:

by
/s/ Alicia Schug
Name: Alicia Schug
Title: Vice President

For any institution requiring a second signature line:

by
/s/ Marguerite Sutton
Name: Marguerite Sutton
Title: Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

FIFTH THIRD BANK:

by
/s/ Jeffrey S. Cox
Name: Jeffrey S. Cox
Title: Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

GOLDMAN SACHS BANK USA:

by
/s/ Chris Lam
Name: Chris Lam
Title: Authorized Signatory

For any institution requiring a second signature line:

by
Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

HSBC BANK USA, N.A.

by
/s/ Andrew Horn
Name: Andrew Horn
Title: Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

Lloyds Bank plc

by
/s/ Tina Wong
Name: Tina Wong
Title: Assistant Manager Transaction Execution Category A W011

For any institution requiring a second signature line:

by
/s/ Jennifer Larrow
Name: Jennifer Larrow
Title: Assistant Manager Transaction Execution Category A L003

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

MUFG UNION BANK, N.A.

by
/s/ Thomas Kainamura
Name: Thomas Kainamura
Title: Director

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

NATIXIS, NEW YORK BRANCH:

by
/s/ Khallil Benzine
Name: Khallil Benzine
Title: Executive Director

For any institution requiring a second signature line:

by
/s/ Ronald Lee
Name: Ronald Lee
Title: Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

NYCB SPECIALTY FINANCE COMPANY, LLC

by
/s/ Willard D. Dickerson, Jr.
Name: Willard D. Dickerson, Jr.
Title: Senior Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION: PNC BANK, NA

by
/s/ Keven Larkin
Name: Keven Larkin
Title: Vice President

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

REGIONS BANK

by
/s/ Kevin R. Rogers
Name: Kevin R. Rogers
Title: Managing Director

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

NAME OF INSTITUTION:

ROYAL BANK OF CANADA

by
/s/ Farhan Lodhi
Name: Farhan Lodhi
Title: Attorney In Fact

For any institution requiring a second signature line:

by
/s/ Anna Bernat
Name: Anna Bernat
Title: Attorney In Fact

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

SIGNATURE BANK:

by
/s/ Robert R. Wallace
Name: Robert R. Wallace
Title: Senior Vice President

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

THE HUNTINGTON NATIONAL BANK:

by

/s/ Roger F. Reeder
Name: Roger F. Reeder
Title: Vice President

[Signature Page to First Amendment (First Lien Credit Agreement)]

The undersigned institution hereby approves and becomes a party to the First Amendment to the Amended and Restated First Lien Credit Agreement dated as of April 7, 2016, of The Goodyear Tire & Rubber Company:

WELLS FARGO BANK, N.A.:

by

/s/ Laura Nelson
Name: Laura Nelson
Title: Vice President

For any institution requiring a second signature line:

by

Name:
Title:

[Signature Page to First Amendment (First Lien Credit Agreement)]